NYMAGIC, INC.
                               330 Madison Avenue
                            New York, New York 10017


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 16, 2001


                                                                  April 20, 2001

          The Annual Meeting of Shareholders of NYMAGIC, INC. (the "Company") will be held at its offices at 330 Madison Avenue, New York, New York 10017 on Wednesday, May 16, 2001, at 9:30 A.M. for the following purposes:

          1. To elect the twelve directors who shall constitute members of the Board of Directors to hold office until the next annual meeting of shareholders;

          2. To consider and act upon a proposal to ratify the re-appointment of KPMG LLP as the independent public accountants for the year ending December 31, 2001; and

          3. To transact such other business as properly may come before the meeting.

          All of the above matters more fully are described in the accompanying Proxy Statement.

          The close of business on April 6, 2001, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting. In order that your shares may be represented at this meeting and to assure a quorum, please mark, date, sign and return the enclosed form of proxy promptly. A postage-paid, return envelope is enclosed. In the event you are able to attend in person, we will cancel the proxy at your request.

                                           Paula-Jane Seidman
                                           Vice President, General Counsel
                                           and Corporate Secretary

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                                       of
                                  NYMAGIC, INC.

                                                                  April 20, 2001

          This Proxy Statement and accompanying form of proxy are being sent to the shareholders of NYMAGIC, INC. ("NYMAGIC" or the "Company"), a New York corporation, on or about April 20, 2001, in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting"), and any adjournment thereof, to be held at 9:30 A.M. at the offices of the Company at 330 Madison Avenue, New York, New York 10017 on Wednesday, May 16, 2001.

          It is the policy of the Company that all proxy cards and ballots which identify shareholders be kept secret. Proxy cards are returned in envelopes addressed to Mellon Investor Services, LLC, the Company's transfer agent, which receives, inspects and tabulates the proxies. When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted in accordance with the shareholder's instructions. If a proxy card is returned and the shareholder has made no specifications with respect to voting matters, the shares will be voted FOR all nominees for director identified on page 3 and FOR the proposal to ratify the re-appointment of KPMG LLP as independent public accountants for the year ending December 31, 2001. Any shareholder of NYMAGIC may revoke any proxy given pursuant to this solicitation by written notice delivered to the Corporate Secretary of the Company at any time prior to its use or by voting in person at the Annual Meeting.

          The form of proxy provides space for a shareholder to withhold voting for any of the nominees for the Board of Directors or to abstain from voting on any other proposal if the shareholder chooses to do so. Directors are elected by a plurality of the votes cast. Each other matter submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining whether a quorum is present, abstentions and broker non-votes will be included. For purposes of determining the number of votes cast with respect to any voting matter, abstentions and broker non-votes will not be included.

          The principal executive offices of NYMAGIC are located at 330 Madison Avenue, New York, New York 10017.

                                  INTRODUCTION

          This Proxy Statement is being furnished to the holders of shares of Common Stock, $1.00 par value per share of the Company (the "Common Stock" or "NYMAGIC Common Stock"), in connection with the solicitation of proxies by the Board of Directors of NYMAGIC (the "Board" or "Board of Directors") for use at the Annual Meeting to be held on May 16, 2001, at 9:30 A.M., local time, at the offices of NYMAGIC located at 330 Madison Avenue, New York, New York 10017 and at any adjournment thereof. This Proxy Statement and the accompanying Notice of Meeting of Shareholders and form of proxy, together with a copy of the Company's Annual Report, are first being mailed to shareholders of NYMAGIC on or about April 20, 2001.

          Only shareholders of record of NYMAGIC Common Stock outstanding as of the close of business on April 6, 2001, will be entitled to vote. On April 6, 2001, there were 9,196,992 outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote. There are no cumulative voting rights. John N. Blackman, Jr., Mark W. Blackman and their mother, Louise B. Tollefson (collectively, the "Blackman Family") and Robert G. Simses as trustee of the Louise B. Tollefson 2000 Florida Intangible Tax Trust (of which Mrs. Tollefson is the sole beneficiary) and co-trustee of the Louise B. Tollefson Charitable Lead Annuity Trust and the Bennett H. Tollefson Charitable Lead Unitrust (collectively, the "Tollefson Trusts"), own in the aggregate 5,811,347 shares or approximately 63.19%, of the outstanding NYMAGIC Common Stock.

          A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by shareholders during ordinary business hours at the offices of NYMAGIC located at 330 Madison Avenue, New York, New York 10017 for a period of ten days before, and at the time and place of, the Annual Meeting.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

          The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of NYMAGIC. Although not involved in day-to-day operations, members of the Board of Directors are kept informed of the Company's business by various reports and documents sent to them on a regular basis and by operating and financial reports at the Board and Committee meetings made by the Chairman and other officers of the Company.

          NYMAGIC's Amended and Restated By-Laws provide for a Board of Directors consisting of not fewer than 9 nor more than 19 directors. Effective as of the date of the Annual Meeting, the Board has fixed the number of directors at 12.

          Twelve directors, who shall constitute members of the Board of Directors, are to be elected at the Annual Meeting, each to hold office for one year. The term of each director will expire at the Company's Annual Meeting of Shareholders to be held in 2002.

          The Board of Directors has nominated John R. Anderson, Robert W. Bailey, Jonathan S. Bannett, John N. Blackman, Jr., Mark W. Blackman, John Kean, Jr., Costa N. Kensington, Charles A. Mitchell, William R. Scarbrough, Robert G. Simses, Edward J. Waite, III and Glenn R. Yanoff to serve as Directors and, unless otherwise marked, a proxy will be voted FOR the election of such persons. In the event any one or more of such nominees unexpectedly shall become unavailable for election, votes will be cast, pursuant to authority granted by the enclosed proxy, for such persons as may be designated by the Board of Directors.

       THE BOARD RECOMMENDS A VOTE "FOR" THE TWELVE NOMINEES LISTED BELOW.

          The following presents certain information concerning the nominees for election as Directors, including all positions and offices with the Company and its predecessors, terms of office as Director and periods during which the nominee served as such, current membership on Committees of the Board of Directors of the Company and business experience during the last five years.

                             Nominees for Directors

            Name                      Age   Director Since         Position
            ----                      ---   --------------         --------
John R.  Anderson (2)                 56        1999          Director
Robert W. Bailey (1)(4)(5)            67        1999          Chairman and Chief
                                                              Executive Officer
                                                              and Director
Jonathan S. Bannett (3)(5)            43        1999          Director
John N. Blackman, Jr. (1)(2)(4)(5)    54        1975          Director
Mark W. Blackman (1)(4)(5)            49        1979          Director
John Kean, Jr. (4)                    76        1991          Director
Costa N. Kensington (3)               53        1999          Director
Charles A. Mitchell                   52        1981          Vice President and
                                                              Director
William R. Scarbrough (3)             72        1995          Director
Robert G. Simses (1)                  54        2001          Director
Edward J. Waite, III (2)(3)           53        1999          Director
Glenn R. Yanoff (2)                   44        1999          Director

(1) Member of Executive Committee.
(2) Member of Finance Committee.
(3) Member of Audit Committee.
(4) Member of Stock Option and Compensation Committee.
(5) Member of Nominating Committee.

          John R. Anderson has been the President and owner of Cedarhill Consultants, Inc., an insurance consulting firm, and is a sales consultant for the S&W Agency, Inc., an insurance agency. From 1991 through December 1998, Mr. Anderson was a 50 % owner of the Compain-Anderson Group, Inc., a general agency of Guardian Life Insurance Company.

          Robert W. Bailey became Chairman of the Board and Chief Executive Officer of the Company in December 1999, having served as its acting Chairman from June 1999 and its acting Chief Executive Officer from August 1999. From June 1997 to April 1999, Mr.

Bailey was Senior Vice President of AON Re, Inc., a reinsurance intermediary and a subsidiary of The AON Group. From 1989 through June 1997, he was President and Chief Operating Officer of BEP International, a reinsurance intermediary and a subsidiary of Sodarcan Group.

          Jonathan S. Bannett is a Senior Vice President of Delaware Valley Underwriting Agency of New Jersey, Inc., Delaware Valley Underwriting Agency of New York, Inc. and Penn Independent Corp., insurance agencies.

          John N. Blackman, Jr. served as Chairman of the Board of the Company from 1988 through September 1998. He was employed by the Company or its subsidiaries from 1973 until September 1998. Mr. Blackman is the brother of Mark
W. Blackman.

          Mark W. Blackman was President of the Company from 1988 through September 1998. He was employed by the Company or its subsidiaries from 1977 until September 1998. Mr. Blackman is the brother of John N. Blackman, Jr.

          John Kean, Jr. was a Senior Vice President and director of Guy Carpenter & Co., Inc., a reinsurance intermediary, until his retirement in 1991.

          Costa N. Kensington is a founder and managing member of the law firm of Kensington & Ressler, LLC, for over 20 years.

          Charles A. Mitchell has been a Vice President of the Company since 1981. He has been employed by the Company or its subsidiaries since 1976.

          William R. Scarbrough was a Vice President and director of William H. McGee & Co., Inc., a marine and property insurance company, until his retirement in 1993.

          Robert G. Simses is a partner in the law firm of Warwick Simses Bauer & Banister since 2001. He previously was a partner in the law firm of Cummings & Lockwood.

          Edward J. Waite, III has been the President and managing member of Waite & Associates, LLC, a private investment firm, since 1997. Since 1998, he also has served as President, Chairman of the Board and Chief Executive Officer of Fiber-Tec, Inc., a manufacturer of non-woven textiles for the healthcare and consumer markets. From 1989 to 1997 he was Vice President, General Counsel and Secretary of General Chemical Corporation.

          Glenn R. Yanoff is the Chief Executive Officer and President of Crackerjack Systems, Inc., a corporation which provides services to the insurance industry, where he has been employed since 1996. In addition, he is a Vice President and insurance underwriter with I. Arthur Yanoff & Co., Ltd.

                      COMMITTEES OF THE BOARD OF DIRECTORS

          NYMAGIC currently has five standing Committees of the Board of Directors, including an Audit Committee, an Executive Committee, a Finance Committee, a Nominating Committee and a Stock Option and Compensation Committee.

          The Audit Committee's responsibilities include (i) reviewing the Company's external and internal audit functions and the adequacy of the internal accounting and financial controls, (ii) reviewing with the independent auditors their report on the Company's financial statements and (iii) reviewing the professional services proposed to be provided by the independent auditors to consider the possible effect of such services on their independence.

          The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of the Company during intervals between meetings of the full Board of Directors.

          The Finance Committee monitors and reviews the Company's financial position and investments.

          The Nominating Committee is responsible for recommending qualified candidates for the Director positions whose terms are to expire or are vacant. The Nominating Committee provides a report to the Board of Directors setting forth certain information about each candidate it is recommending. Any Director may recommend other candidates for available Director positions, provided that specified information about such candidate is given. The Nominating Committee will consider responsible recommendations by shareholders of candidates to be nominated as Directors of the Company. All such recommendations must be in writing and addressed to the Corporate Secretary of the Company, and must provide such information about the candidate which the Company would need to include in any Proxy Statement for the election of Directors as well as the consent of the candidate to being named in the proxy material and to serving if elected. By accepting a shareholder recommendation for consideration, the Nominating Committee does not undertake to adopt or to take any other action concerning the recommendation or to give the proponent its reasons for any action or failure to act.

          The Stock Option and Compensation Committee is charged with the administration of the Company's Stock Option Plan and the review and approval of the Company's salary structure and benefit packages.

          During 2000, the Board of Directors held four meetings. The Audit Committee, the Executive Committee, the Finance Committee, the Nominating Committee and the Stock Option and Compensation Committee held 8, 1, 4, 1 and 4 meetings, respectively. The current members of each Committee are identified under "PROPOSAL NO. 1: ELECTION OF DIRECTORS." During 2000, each of the Company's current directors attended 75% or more of the aggregate of the meetings of the Board and of each Committee on which he or she served, while he or she was a Director.

                        EXECUTIVE OFFICERS OF THE COMPANY

          The following table sets forth the name, position, age and year first elected for each of the persons currently serving as an executive officer of the Company. Each executive officer was elected to serve until the organization meeting of the Board following the Annual Meeting or until his or her earlier death, resignation or removal.

           Name                    Position             Age   Year First Elected

Robert W. Bailey       Chairman and Chief Executive      67          1999
                       Officer

Lawrence S. Davis      Executive Vice President and      53          2000
                       Chief Operating Officer

George F. Berg         Vice President                    59          1996

Charles A. Mitchell    Vice President                    52          1981

Thomas J. Iacopelli    Chief Financial Officer and       40          1989
                       Treasurer

Paula-Jane Seidman     Vice President, General Counsel   55          1999
                       and Corporate Secretary

          A description of Mr. Bailey's and Mr. Mitchell's business experience appears herein under "PROPOSAL NO. 1: ELECTION OF DIRECTORS." Set forth below is a description of the business experience of the other executive officers of the Company during the last five years.

          Mr. Davis was appointed Executive Vice President and Chief Operating Officer of the Company in January 2000. Prior to joining the Company, Mr. Davis was Senior Vice President of AON Re, Inc., a reinsurance intermediary from 1997. From 1993 to 1997, he had been Senior Vice President and Regional Manager of BEP International Corporation, a reinsurance intermediary.

          Mr. Berg has been Vice President-Claims of the Company since 1996. Prior to his position at the Company, Mr. Berg was Vice President-Claims for The Home Insurance Company since 1984.

          Mr. Iacopelli has been Chief Financial Officer of the Company since 1989 and was elected its Treasurer in 2000.

          Ms. Seidman was elected Vice President, General Counsel and Corporate Secretary of the Company in September 1999, after having served as Assistant Vice President and Counsel of the Company since 1997. Prior to joining the Company, Ms. Seidman was

Director and Counsel of The Home Insurance Company and its successor Risk Enterprise Management Limited, since 1986.


                       COMPENSATION AND OTHER INFORMATION

Compensation of Directors
-------------------------

          Directors who are not also officers of the Company receive $8,000 and shares of the Company's Common Stock in an amount equal to $10,000 as an annual retainer. In addition, they are compensated an additional $1,000 for each meeting of the Board of Directors and $750 for any Committee meeting attended. Directors who are also officers of the Company receive $350 for each meeting of the Board of Directors and any Committee meeting attended. All Directors of the Company's subsidiaries receive $250 for each meeting of subsidiary Boards of Directors and $100 for any subsidiary Committee meeting attended.

          In 1998, Mark W. Blackman entered into a termination of employment agreement with the Company. Pursuant to that agreement, Mr. Blackman received an annual salary for 1999 of $317,500 and a lump-sum payment of an equal amount in 2000.

          For a description of compensation paid to Mr. Bailey and Mr. Mitchell, see "COMPENSATION OF EXECUTIVE OFFICERS."


Compensation of Executive Officers
----------------------------------

          The following Summary Compensation Table shows the compensation paid by the Company for services rendered during fiscal years 2000, 1999 and 1998 to the five most highly compensated executive officers of the Company as of December 31, 2000 whose salary and bonus exceeded $100,000 in 2000.

SUMMARY COMPENSATION TABLE

                                         Annual Compensation                 Long Term
                                   ---------------------------------         ---------
                                                                        Compensation Awards
                                                                        ---------------------
                                                                        Restricted   Options/
                                                         Other Annual   Stock        SAR's     All Other
Name and                           Salary       Bonus    Compensation   Awards       ------    Compensation
Principal Position        Year     ($)          ($)      ($)            ($)          (#)       ($)(1)
------------------        ----     -------      ------   ------------   ----------   -------   ------------

Robert W. Bailey ....     2000     500,000      35,000       9,615        -0-         -0-         21,250
Chairman and Chief        1999     156,462      35,000       -0-          -0-         50,000         -0-
Executive Officer (2)

Lawrence S. Davis ...     2000     252,083      25,000       -0-          -0-         25,000      58,750
Executive Vice
President and Chief
Operating Officer (3)

George F. Berg ......     2000     201,625      10,000       -0-          -0-         -0-         33,250
Vice President            1999     186,000     187,000       -0-          -0-         -0-         12,000
                          1998     175,000       3,000       -0-          -0-         -0-         24,000


Charles A. Mitchell .     2000     172,167      10,000       3,192        -0-         -0-         33,250
Vice President            1999     169,192     170,000       -0-          -0-         -0-         12,000
                          1998     159,000       3,000       -0-          -0-         -0-         24,000


Thomas J. Iacopelli .     2000     160,833      15,000       2,923        -0-         -0-         33,250
Chief Financial           1999     145,210     154,500       -0-          -0-         10,000      12,000
Officer and Treasurer     1998     135,772       3,000       -0-          -0-         -0-         20,816



(1) The amounts shown in this column represent contributions made by the Company on behalf of the officers listed pursuant to the terms of the Company's defined contribution retirement plans ("retirement benefits"). In the case of Mr. Davis, the amount shown also includes $37,500 paid to Mr. Davis as a bonus when he became an executive officer. In the case of Mr. Berg, Mr. Mitchell and Mr. Iacopelli, this amount also includes a non-recurring profit sharing payment.

(2) Mr. Bailey became acting Chief Executive Officer in August 1999 and was elected Chairman and Chief Executive Officer in December 1999.

(3) Mr. Davis became Executive Vice President and Chief Operating Officer in January 2000.

    EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
                                  ARRANGEMENTS

          The Company does not maintain any employment contracts or termination of employment or change-in-control agreements with its executive officers, except for an Executive Severance Pay Plan for the benefit of Lawrence S. Davis. Under this Plan, Mr. Davis is entitled to a severance payment equal to 200% of his then applicable annual base salary in the event of an involuntary termination (as defined in the Plan) of Mr. Davis' employment.

                            STOCK OPTION GRANT TABLE

          The following table sets forth information regarding stock option grants to the persons named in the Summary Compensation Table during 2000.

                                                      Individual Grants
                            --------------------------------------------------------------------
                                                                                                Potential Realizable
                                                                                                Value at Assumed
                            Number of            Percent of                                     Annual Rates of Stock
                            Securities           Options                                        Price Appreciation for
                            Underlying           Granted to                                     Option Term (1)
                            Options Granted      Employees    Exercise Price     Expiration     ----------------------
Name                        (#)                  in 2000      ($/Sh)             Date           5%($)           10%($)
----                        -------------------- ---------    ---------------    ----------     -----           ------


Robert W. Bailey                   -0-              -0-             -0-             -0-            -0-              -0-
Lawrence S. Davis (2)            25,000             38.5            12.00         3-15-10        214,120         518,650
George F. Berg                     -0-              -0-             -0-             -0-            -0-               -0-
Charles A. Mitchell                -0-              -0-             -0-             -0-            -0-               -0-
Thomas J. Iacopelli                -0-              -0-             -0-             -0-            -0-               -0-

---------------
(1) The values shown assume that the price of the Common Stock will appreciate at the annual rates shown. These rates are arbitrarily assumed rates established by the Securities and Exchange Commission (the "SEC") and are not intended as a forecast of future appreciation. The actual gain, if any, realized by the recipient will depend upon the actual performance of the Common Stock.
(2) These options vest in five equal installments on the first five anniversaries of the date of grant.

                      OPTION EXERCISES AND YEAR-END VALUES

          The following table shows stock options or phantom stock awards exercised by persons named in the Summary Compensation Table in 2000, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options and phantom stock awards as of December 31, 2000. Also reported are values for "in-the-money" options and phantom stock awards that represent the spread between the exercise price of any such existing stock options and the year-end price of the NYMAGIC Common Stock.

                                                              Number of Unexercised           Value of Unexercised
                                                                Options/SAR's at             In-the-Money Options at
                                                              December 31, 2000 (#)           December 31, 2000 ($)
                                                            -------------------------       -----------------------
                          Shares
                          Acquired on     Value
Name                      Exercise (#)    Realized ($)   Exercisable     Unexercisable    Exercisable     Unexercisable
----                      -------------   ------------   -----------     -------------    -----------     -------------

Robert W. Bailey               -0-             -0-           16,666           33,334         108,429          216,871
Lawrence S. Davis              -0-             -0-             -0-            25,000           -0-            172,000
George F. Berg                 -0-             -0-            6,000            2,000          9,960             3,320
Charles A. Mitchell            -0-         94,375(1)         15,000           15,000          47,500          283,200
Thomas J. Iacopelli            -0-             -0-           12,000            8,000          44,055           50,320

(1)  Represents amount paid upon exercise of phantom stock award.

                                RETIREMENT PLANS

          The Company maintains two retirement plans for the benefit of employees. Both plans provide for 100% vesting upon completion of two years of service. The Money Purchase Plan provides for a yearly contribution equal to 7-1/2% of an employee's cash compensation, subject to certain limitations under the Internal Revenue Code, for each year of service during which the employee has completed 1,000 hours of service and is employed on the last day of the plan year. The Profit Sharing Plan does not provide for any specified level of contribution but any contribution made is subject to the restrictions set forth above for the Money Purchase Plan. For the most recent plan year, the Company made a contribution equal to 5% of an employee's cash compensation under the Profit Sharing Plan. The Company's contributions for 2000 under the Money Purchase Plan were $12,750 for the benefit of each of Mr. Bailey, Mr. Davis, Mr. Berg, Mr. Mitchell and Mr. Iacopelli. The Company's contributions for 2000 under the Profit Sharing Plan for the benefit of each of Mr. Bailey, Mr. Davis, Mr. Berg, Mr. Mitchell and Mr. Iacopelli were $8,500. The Company does not maintain any defined benefit retirement plans.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 (the "Securities Exchange Act") requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all
Section 16(a) reports which they file.

          The Company prepares Section 16(a) reports on behalf of its officers and directors based on the information provided by them. Based solely on a review of this information, copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that, except as described below, in 2000 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis, except that Mrs. Tollefson and Robert G. Simses, trustee of the Louise B. Tollefson 2000 Florida Intangible Tax Trust, were late in filing reports of Mrs. Tollefson's transfer of Common Stock to such Trust in December 2000, Mr. Simses has not filed an initial statement of beneficial ownership, Mr. Anderson was late in filing a Form 5 for one transaction, Mr. Davis was late in filing his initial statement of beneficial ownership and Mr. Iacopelli was late in filing a report of the grant of an option.

                       SHARE INVESTMENT PERFORMANCE GRAPH

          In accordance with SEC rules, set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock to the total return of the S&P 500 Index and a peer group1 of the Company's competitors, obtained from Value Line, Inc. for the period of five fiscal years commencing January 1, 1996 and ending December 31, 2000, assuming $100 invested in the Company's Common Stock and in each index on January 1, 1996 and assuming reinvestment of dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
   NYMAGIC INC, Standard & Poors 500 And Value Line Insurance:Prop/Cas Index
                 (Performance Results Through December 31, 2000)


                              [PERFORMANCE GRAPH]


Assumes $100 invested at the close of trading 12/95 in NYMAGIC, INC. common stock, Standard & Poors 500, and Insurance: Prop/Cas.

*Cumulative total return assumes reinvestment of dividends.

                                                                Insurance:
                    NYMAGIC, INC.    Standard & Poors 500   Property/Casualty(1)

1995                 $ 100.00            $ 100.00               $ 100.00
1996                   108.21              123.25                 127.85
1997                   164.21              168.63                 197.19
1998                   128.99              210.85                 200.19
1999                    84.34              253.61                 167.16
2000                   128.72              227.89                 231.53

              REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE

          The Stock Option and Compensation Committee of the Board of Directors (the "Committee") meets quarterly and reviews certain aspects of the Company's compensation as it affects executive and non-executive employees. The Committee's review procedures during 2000 are summarized below.

     o The Company develops compensation data for all employees utilizing national and regional surveys for the insurance and brokerage industries. The Company's executive and senior officer positions are matched to comparable survey positions and compensation data. The Committee uses such survey data in connection with reviewing salaries on an individual basis. The objective is to provide each such executive and senior officer with sufficient compensation to cause him or her to maintain continued employment with the Company. Bonuses generally are awarded based upon length of service and job responsibilities.

     o The Committee reviewed the compensation levels of the current Chairman and Chief Executive Officer in conjunction with the information developed from industry surveys. The Committee compares current salaries of the Company's Chairman and Chief Executive Officer with those salaries of executives in similar positions in the insurance industry. It is the Committee's objective to maintain a salary level which is consistent with the mid-point range of salaries. There are no specific performance goals for the current Chairman and Chief Executive Officer and no performance-

--------------------
1 Based on information for a peer group of the Company's competitors as obtained from and compiled by Value Line, Inc., which includes the following companies: ACE, Ltd. (ACL), Allmerica Financial (AFC), Allstate Corp. (ALL), American Financial Group (AFG), Berkley W.R. Corp. (BKLY), Chubb Corporation (CB), Cincinnati Financial Corp. (CINF), GAINSCO Inc.
     (GNA),  Markel Corp.  (MKL),  Mercury  General  (MCY),  Ohio Casualty Corp.
     (OCAS),  Old Republic (ORI),  Progressive Corp. (PGR),  SAFECO  Corporation
     (SAFC), St. Paul Insurance Companies (SPC), Selective Insurance Group, Inc.
     (SIGI), Transatlantic Holdings (TRH) and 21st Century Insurance Group f/k/a 20th Century (TW), all of which were included in the prior year's peer group. The following companies were added to the peer group this year by Value Line, Inc.: Berkshire Hathaway (BRKA), CNA Financial (CNA), Everest Re Group, Ltd. (RE), HCC Insurance Holdings (HCC), PMA Capital Corporation
     (PMA), RLI Corporation (RLI) and XL Capital Ltd. (XL).

          related compensation incentives other than options. The Committee reviewed the compensation levels for executive officers excluding the current Chairman and Chief Executive Officer within the context of salary recommendations for such officers and the industry salary information. The Committee does not utilize performance objectives for executives and senior officers, as such are deemed inappropriate for the industry and markets within which the Company competes. Rather, the Committee balances the competitive marketplace pressures which might cause an officer to leave the Company along with corporate needs in the context of the recommendations of the current Chairman and Chief Executive Officer. It is the Committee's objective to maintain quality management without increasing the Company's salary expense beyond the median range indicated by the compensation surveys. No specific relationship between corporate performance for the last fiscal year and each element of compensation was considered by the Committee in determining executive compensation in general or the current Chairman and Chief Executive Officer's compensation in particular.

     o In connection with the review of non-cash compensation of executives and senior officers, the current Chairman and Chief Executive Officer from time to time, makes recommendations to the Committee with respect to the award or repricing of options pursuant to the Company's Stock Option Plan. Through the use of options which vest over a three to five year period and a competitive base salary, the Committee attempts to meet competitive marketplace pressures while at the same time focusing long-term compensation gains for executive and senior officers on areas which provide similar benefits to shareholders generally. The options are awarded in a quantity designed to be sufficient to provide each option recipient with an incentive to maintain continued employment with the Company. No outside factors other than comparative surveys were considered by the Committee in determining each element of compensation. In particular, the Committee did not consider the amount of options outstanding or previously granted or the aggregate size of current awards in deciding to award additional options.

          The Company has reviewed the provisions of the Internal Revenue Code and related regulations of the Internal Revenue Service which limit the deductibility of executive compensation paid to the chief executive officer and certain other executive officers to the extent such compensation exceeds $1,000,000 in any year and does not qualify for an exception under the statute or regulations. The Committee does not believe that annual cash compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and has therefore concluded that no action with respect to qualifying such compensation for deductibility is necessary at this time. The Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future.

                                           John Kean, Jr., Chairman
                                           Robert W. Bailey
                                           John N. Blackman, Jr.
                                           Mark W. Blackman
                                           William A. Thorne

              REPORT OF THE AUDIT COMMITTEE AND RELATED INFORMATION


Composition of the Audit Committee
----------------------------------

          The Company has an Audit Committee of its Board of Directors, the functions of which are described under "Committees of the Board of Directors." The Audit Committee currently has four members. The Board of Directors of NYMAGIC has determined that each of the four members is independent and financially literate within the meaning of the rules of the New York Stock Exchange. One member of the Audit Committee is a partner of a law firm that provided legal services to the Company in 2000. (See "Certain Transactions.") The Board of Directors has determined in its business judgment that this business relationship would not interfere with the member's exercise of independent judgment and that his membership on the Audit Committee is required by the best interests of the Company and its shareholders. This determination was based both on the assessment by the Board of Directors of this member's substantial business experience and knowledge of accounting and related issues and on its expectation that he will continue to meet the definition of independence for 2001 and future years.

          The requirement that at least one member of the Audit Committee has accounting or related financial management expertise is not yet applicable to the Company.

          The Board of Directors approved the Charter of the Audit Committee of the Board of Directors in June 2000 and will review and assess the adequacy of the Charter of the Audit Committee on an annual basis. A copy of the Company's Charter of the Audit Committee is attached to this Proxy Statement as Appendix A.


Report of the Audit Committee
-----------------------------


          The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of four directors.

          Management is responsible for the Company's internal controls and financial reporting process. KPMG LLP, the Company's independent accountants, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

          In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the Company's December 31, 2000 consolidated financial statements. The Audit Committee also discussed with KPMG LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). KPMG LLP have provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG LLP that firm's independence.

          Based upon the Audit Committee's discussions with management and KPMG LLP and the Audit Committee's review of the representations of management and KPMG LLP, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, which has been filed with the Securities and Exchange Commission.

                                           William R. Scarbrough, Chairman
                                           Jonathan S. Bannett
                                           Costa N. Kensington
                                           Edward J. Waite, III

Independent Auditor's Fees
--------------------------

          Audit Fees
          ----------

          The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's consolidated financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $229,800.

          Financial Information Systems Design and Implementation Fees
          ------------------------------------------------------------

          There were no fees billed by KPMG LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2000.

          All Other Fees
          --------------

          The aggregate fees billed by KPMG LLP for services rendered to the Company for the year ended December 31, 2000, other than for services described above under "Audit Fees," were $112,200.

          The Audit Committee has considered whether provision of non-audit services by KPMG LLP is compatible with maintaining its independence.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of February 1, 2001 or as indicated otherwise, with respect to beneficial ownership of NYMAGIC Common Stock by beneficial owners known by the Company to own more than 5% of such stock, directors and nominees, each executive officer named in the Summary Compensation Table and all directors and officers as a group. Except as described in the notes below, all owners listed have sole power to vote and dispose of the shares held by them.

                                         Amount and Nature      Percent of Common Stock
Name                                        of Ownership              Outstanding
----                                        ------------              -----------
Dimensional Fund Advisors, Inc.               624,500 (1)                 6.79%
    1299 Ocean Avenue - 11th Floor
    Santa Monica, CA 90401

Royce & Associates, Inc.,                     520,100 (2)                 5.66%
    Royce Management Company
    and Charles M. Royce
    1414 Avenue of the Americas
    New York, NY  10019

Louise B. Tollefson                         1,085,929 (3)                11.81%
    18665 S.E. Village Circle
    Tequesta, FL 33469

John R. Anderson                                1,402                    *
Robert W. Bailey                                  704                    *
Jonathan S. Bannett                             2,102                    *
John N. Blackman, Jr.                       2,012,398 (4)                21.88%
Mark W. Blackman                            1,979,076 (5)                21.52%
John Kean, Jr.                                  2,262                    *
Costa N. Kensington                             3,102                    *
Charles A. Mitchell                            15,700 (6)                *
William R. Scarbrough                           2,362                    *
William A. Thorne                              34,660 (7)                *
Robert G. Simses                            1,814,611 (8)                19.73%
Edward J. Waite, III                            6,402                    *
Glenn R. Yanoff                                 7,934 (9)                *
Lawrence S. Davis                               5,000 (6)                *

                                         Amount and Nature      Percent of Common Stock
Name                                        of Ownership              Outstanding
----                                        ------------              -----------
George F. Berg                                  6,000 (6)                *
Thomas J. Iacopelli                            12,250 (6)                *
All directors and officers
as a group (17 persons)                     5,905,965 (10)               63.95%


* Less than 1% of issued and outstanding Common Stock.

(1) Based on a Schedule 13G dated February 2, 2001 filed with the SEC, Dimensional Fund Advisors Inc. ("Dimensional") has sole voting and investment power with respect to all 624,500 shares owned as of December 31, 2000. Such shares are held for registered investment companies, trusts and accounts for which Dimensional acts as investment advisor. Dimensional disclaims beneficial ownership of all of these shares.

(2) Based on a Schedule 13G dated February 7, 2001 filed with the SEC by Royce & Associates, Inc. ("Royce"), Royce Management Company ("RMC") and Charles M. Royce, Royce has sole voting and dispositive power over 518,500 of these shares, and RMC has sole voting and dispositive power over 1,600 of these shares.

(3) Includes  1,080,667 shares held by Robert G. Simses as trustee of the Louise
    B. Tollefson 2000 Florida Intangible Tax Trust. It is anticipated that such shares will be distributed to Mrs. Tollefson on or about April 30, 2001.

(4) Mr. Blackman is also the Trustee of trusts for the benefit of his minor children which own, in total, 92,822 shares of the Company's Common Stock, which shares are included herein.

(5) Trusts for the benefit of Mr. Blackman's children own, in total, 110,000 shares of the Company's Common Stock and Mr. Blackman's wife owns 60,000 shares of the Company's Common Stock, which shares are included herein.

(6) Of the shares shown as beneficially owned by the following individuals, the amount listed next to each name includes shares with respect to which options currently are exercisable by that person or which become exercisable within 60 days of February 1, 2001:

                    Mr. Davis        -         5,000
                    Mr. Berg         -         6,000
                    Mr. Mitchell     -        15,000
                    Mr. Iacopelli    -        12,000

(7) Of the shares shown as beneficially owned by Mr. Thorne, 18,460 shares are held by him individually and 16,200 shares are held by Mr. Thorne and his wife as joint tenants. Mr. Thorne is not standing for reelection at the Annual Meeting.

(8) Of these  shares,  1,080,667 are held by Mr. Simses as trustee of the Louise
    B. Tollefson 2000 Florida Intangible Tax Trust, 366,972 as co-trustee of the Louise B. Tollefson Charitable Lead Annuity Trust and 366,972 as co-trustee of the Bennett H. Tollefson Charitable Lead Unitrust. Mr. Simses has sole voting power over the shares held in the Tollefson Trusts and sole dispositive power over the shares held by the Louise B. Tollefson 2000 Florida Intangible Tax Trust. Mr. Simses and First Union National Bank, as co-trustees of the Louise B. Tollefson Charitable Lead Annuity Trust and the Bennett H. Tollefson Charitable Lead Unitrust, share dispositive power with respect to the shares held by such trusts. It is anticipated that the shares held by the Louise B. Tollefson 2000 Florida Intangible Tax Trust will be distributed to Mrs. Tollefson on or about April 30, 2001. Mr. Simses' business address is 140 Royal Palm Way, Palm Beach, Florida 33480.

(9) Of the shares owned by Mr. Yanoff, 3,484 shares are held by him individually, 3,400 shares are held by Mr. Yanoff and his wife as joint tenants and 1,050 shares are held as custodian for Mr. Yanoff's minor children.

(10)Of the 5,896,965 shares indicated as beneficially owned by all directors and officers as a group, 29,000 shares represent shares which could be acquired within 60 days of February 1, 2001 upon exercise of options. These shares are included in the total number of outstanding shares for the purpose of determining the percentage of Common Stock beneficially owned by all directors and officers as a group.



                              CERTAIN TRANSACTIONS

          The Company made payments of $145,960 in 2000 to the law firm of Kensington & Ressler LLC, for legal services. Costa N. Kensington, a director of the Company, is a member in the firm of Kensington & Ressler LLC.


              PROPOSAL NO. 2: RATIFICATION OF THE RE-APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS


          KPMG LLP, the independent public accountants engaged as the principal accountants to audit the Company's financial statements for the fiscal year ended December 31, 2000, has been extended an offer to continue as the Company's independent public accountants for the fiscal year ending December 31, 2001. The Company's Board of Directors, following the recommendation of the Audit Committee, recommends that shareholders ratify the re-appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. If the shareholders do not ratify the re-appointment of KPMG LLP, the selection of independent public accountants will be reconsidered by the Audit Committee.

                THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

          Representatives of KPMG LLP will be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions.

                                  OTHER MATTERS

          NYMAGIC knows of no matters other than those described above that may come before the Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting, NYMAGIC intends that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

          The expense of this solicitation, which represents the amount normally expended for an uncontested solicitation, will be borne by the Company. In addition to solicitation by mail, there may be solicitation made by directors, officers and regular employees of the Company without additional compensation therefor. The cost of solicitation may include reimbursements to brokers, custodians, nominees and other fiduciaries for reasonable out-of-pocket and clerical expenses incurred in forwarding proxy material to their principals.

          The Company obtained an insurance policy which insures the Directors and officers of the Company and its subsidiaries against certain liabilities that they may incur in the performance of their duties, and insures the Company against obligations to indemnify such persons against such liabilities. The policy, effective May 31, 2000 through May 31, 2001, is underwritten by Great American Insurance Company at a premium of $60,761. The foregoing information is provided to shareholders of the Company pursuant to Section 726(d) of the New York Business Corporation Law.

          SUBMISSION OF SHAREHOLDER PROPOSALS AND DISCRETIONARY VOTING

          Shareholder proposals intended to be presented at NYMAGIC's Annual Meeting expected to be held on May 15, 2002, must be received by the Corporate Secretary of NYMAGIC no later than December 21, 2001 in order for such proposal to be included in the Board's proxy materials for such meeting. The proponent and the proposal must satisfy the conditions set by the SEC for any such proposal to be included in the Proxy Statement and form of proxy for that meeting.

          The Company did not receive notice by March 6, 2001 that any shareholder proposes to bring any business before the Annual Meeting.
Accordingly, the persons named in the enclosed form of proxy will have discretionary authority to vote on any matter that properly is brought before the Annual Meeting other than the election of directors and ratification of the re-appointment of independent accountants. Proxies named in the form of proxy used by the Board of Directors in connection with the 2002 Annual Meeting of Shareholders will have discretionary authority to vote on any matter properly brought before that meeting as to which the Company has not received notice by March 6, 2002. If there are shareholder proposals as to which the Company has received notice by that date, the Proxy Statement will advise on the nature of the matter and how the proxies intend to exercise their discretion if those matters are in fact brought before the 2002 Annual Meeting of Shareholders.


                                                NYMAGIC, INC.

                                                Paula-Jane Seidman
                                                Vice President, General Counsel
                                                and Corporate Secretary

                                                                      APPENDIX A







                                  NYMAGIC, INC.

            Charter of the Audit Committee of the Board of Directors

I.   PURPOSE OF THE AUDIT COMMITTEE

          The primary function of the Audit Committee is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing the financial reports and other significant financial information provided by NYMAGIC, INC. (the "Company"). The Audit Committee shall also monitor management's establishment of the Company's system of internal controls regarding finance, accounting and legal compliance and monitor the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

               (a) Serve as an independent and objective body to monitor the Company's financial reporting process and internal control system; and

               (b)  Monitor   performance  and  independence  of  the  Company's
independent accountants; and

               (c) Provide an open avenue of  communication  among the Company's
independent   accountants,   financial  and  senior   management,   the  persons
responsible for internal auditing and the Board.

          By its adoption of this Charter, the Company recognizes that the independent accountants for the Company are ultimately accountable to the Board and the Audit Committee, that the Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountant for the Company (or to nominate the independent accountant to be proposed for shareholder approval in any proxy statement).

          The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

          The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

          The Audit Committee shall be a qualified audit committee within the meaning of the listing standards of the New York Stock Exchange (the "NYSE") and shall be comprised of [three] or more directors as determined by the Board. Except as otherwise described below, each member of the Audit Committee shall be "independent," free from any relationship that might interfere with the exercise of his or her independent judgment from management of the Company.

          The following restrictions shall apply to every member of the Audit Committee, except as specifically provided otherwise below:

          o Employees. A director who is an employee (including non-employee executive officers) of the Company or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event that the employment relationship is with a former parent or predecessor of the Company, the director could serve on the audit Committee after three years following the termination of the relationship between the company and the former parent or predecessor.

          o Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company or (ii) who has a direct business relationship with the Company (e.g., a consultant) may serve on the Audit Committee only if the Board determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board should consider, among other things, the materiality of the relationship to the Company, to the director and, if applicable, to the organization with which the director is affiliated

               "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Company or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Audit Committee without the above-referenced Board determination after three years following the termination of, as applicable, either (i) the relationship between the organization with which the director is affiliated and the Company, (ii) the relationship between the director and his or her partnership status, shareholder interest or executive officer position or (iii) the direct business relationship between the director and the Company,

          o Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the Company's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

          o Immediate Family. A director who is an Immediate Family member of an individual who is an executive officer of the Company or any of its affiliates cannot serve on the Audit committee until three years following the termination of such employment relationship.

               As used herein, "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than employees) who shares such person's home.

          Notwithstanding the foregoing, one director who is no longer an employee or who is an Immediate Family member of a former executive officer of the Company or its affiliates, but is not considered independent pursuant to the foregoing due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Board determines in its business judgment that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders and the Company discloses, in the next annual proxy statement subsequent to the determination, the nature of the relationship and the reasons for that determination.

          All members of the Audit Committee shall be financially literate in that they must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have accounting or related financial expertise. Such accounting or related expertise could be established by a member's present or past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in his or her financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Members of the Audit Committee may enhance their familiarity with finance and accounting by participating in educational programs whether conducted by the Company, at accredited educational institutions or by outside consultants or organizations.

          The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chairman of the

Audit Committee is elected by the Board, the members of the Audit Committee shall designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

          The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the persons responsible for the internal audit function and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. It is the responsibility of the Audit Committee to determine whether it should meet periodically with other officers or employees of the Company as a further means of fostering open communications.

          The Audit Committee should meet (in person or by telephone) with the independent accountants and management quarterly to review the Company's financial statements. Such quarterly meetings should be held prior to the Company's release of earnings for the preceding quarter or year, as applicable, but in any event before the Company's filing of such financial information with the Securities and Exchange Commission or other applicable agency. Minutes of each meeting shall be prepared and distributed to members of the Audit Committee for approval.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

REVIEW OF DOCUMENTS AND REPORTS

          1. Review periodically, at least annually, and update this Charter as conditions dictate, taking into account applicable regulatory requirements and the development of the Company's business. Submit the charter to the Board of Directors for approval and have the document published at least once every three years in accordance with SEC regulations.

          2. Review the Company's annual financial statements and any other significant reports or financial information submitted to any governmental or regulatory body or released to the public, including any certification, report, opinion or review rendered by the independent accountants.

          3. Review with financial management and the Company's independent accountants each of the Company's quarterly financial reports, preferably, prior to the release of earnings for the period covered by such report.

INDEPENDENT ACCOUNTANTS


          4. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On at least any annual basis, the Audit Committee will review the formal written statement of the independent accountants delineating all relationships between the independent accountants and the Company and will discuss with the independent accountants all significant relationships the independent accountants have with the Company to assist in determining the accountants' independence.

          5. Review the letter to be submitted annually by the independent accountants to the Company providing the disclosures regarding the accountants' independence by Independence Standards Board Standard No. 1.

          6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

          7. Periodically consult with the independent accountants out of the presence of management about internal controls and their judgments about the quality and appropriateness of the Company's financial statements as applied to its financial reporting and of the matters required to be discussed by Statement on Auditing Standards No. 61.

FINANCIAL REPORTING PROCESSES

          8. Consider the independent accountants' assessment of the quality and appropriateness of the Company's accounting principles and practices as applied in its financial reporting.

          9. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by management or the independent accountants.

          10. Prepare the disclosures concerning the Audit Committee and its operations as may be required for inclusion in proxy materials distributed by the Company in connection with meetings of its stockholders.

PROCESS IMPROVEMENT

          11. Establish regular and separate methods of reporting to the Audit Committee by each of management, the independent accountants and such other persons as the Audit Committee believes may possess relevant information regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

          12. In consultation with management and the independent auditors consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.

          13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

          15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

COMPLIANCE

          16. Review the adequacy of management's system's to provide reasonable assurance that the Company's financial statements, reports and other significant financial information disseminated satisfy legal requirements.

          17. Review with the Company's counsel, on at least an annual basis, any legal matter that could reasonably be expected to have a significant impact on the Company's financial statements.

          18. Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Audit Committee or the Board deems necessary or appropriate.

                                      PROXY

                                  NYMAGIC, INC.

        PROXY SOLICITED ON BEHALF OF THE NYMAGIC, INC. BOARD OF DIRECTORS


         The undersigned hereby constitutes and appoints Robert W. Bailey and Paula-Jane Seidman and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of NYMAGIC, INC. (the "Company"), to be held at the Company's offices, 330 Madison Avenue, New York, New York, on May 16, 2001, at 9:30 A.M., local time, and at any adjournment thereof.

         The proxies will vote subject to the directions indicated on the reverse side of this card. If no direction is provided, this proxy will be voted as recommended by the Board of Directors. The proxies are authorized to vote in their discretion upon other business as properly may come before the meeting and any adjournment thereof.



                              FOLD AND DETACH HERE


The Board of Directors recommends a vote "FOR" Proposals 1 and 2.          Please mark your vote as indicated in     [X]
                                                                           this example.

1.  ELECTION OF DIRECTORS:  John R. Anderson,        2.  RATIFICATION OF THE RE-APPOINTMENT
Robert W. Bailey, Jonathan S. Bannett,                   OF KPMG LLP as independent public accountants of the
John N. Blackman, Jr., Mark W. Blackman,                 Company.                      FOR      AGAINST  ABSTAIN
John Kean, Jr., Costa N. Kensington, Charles A.                                        [  ]       [  ]     [  ]
Mitchell, William R. Scarbrough, Robert G.
Simses, Edward J. Waite, III and Glenn R. Yanoff.

   FOR                        WITHHOLD AUTHORITY
   all                         to vote for all       3.  In their discretion, upon any other business which
 nominees                          nominees              properly may come before the meeting or any
                                                         adjournment thereof.
  [  ]                               [  ]

--------------------------------------                               The  undersigned   acknowledges   receipt  of  the
FOR all  nominees,  except vote  withheld  for any                   accompanying  Proxy  above.  Statement  and Annual
nominee named                                                        Report dated April 20, 2001.

                                                                     Please sign below exactly as name appears  hereon.
                                                                     Joint  owners  should each sign.  If more than one
                                                                     trustee,   all  should   sign.   When  signing  as
                                                                     attorney,  executor,  administrator,   trustee  or
                                                                     guardian,  please  give  full  title as  such.  If
                                                                     signing   in  the   name  of  a   corporation   or
                                                                     partnership,   please  sign  full   corporate   or
                                                                     partnership  name and indicate title of authorized
                                                                     signatory.

                                                                    Signature:                      Dated:           , 2001
                                                                              ---------------------       -----------

                                                                    Signature:                      Dated:           , 2001
                                                                              ---------------------       -----------
